EXHIBIT 10.2





                           AMENDMENT  No. 5 AND  AGREEMENT  dated as of July 23,
                  1999 (this "Amendment"), to the Credit Agreement dated as of March 6, 1998, as amended (the "Credit Agreement"), among TEREX CORPORATION, a Delaware corporation ("Terex"), TEREX EQUIPMENT LIMITED, a company organized under the laws of Scotland (the "Scottish Borrower"), P.P.M. S.A., a company organized under the laws of the Republic of France (the "French Borrower"), TEREX MINING (AUSTRALIA) PTY. LTD. (formerly Unit Rig (Australia) Pty. Ltd.), a company organized under the laws of New South Wales, Australia (the "Australian Borrower"), P.P.M. Sp.A., a company organized under the laws of the Republic of Italy (the "Italian Borrower"), PICADILLY MASCHINENHANDEL GMBH & CO. KG, a partnership organized under the laws of the Federal Republic of Germany (the "German Borrower" and, together with Terex, the Scottish Borrower, the French Borrower, the Australian Borrower and the Italian Borrower, the "Borrowers"), the LENDERS (as defined in the Credit Agreement), the ISSUING BANKS (as defined in the Credit Agreement) and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch ("CSFB"), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.

                  A. Pursuant to the Credit Agreement, the Lenders and the Issuing Banks have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

                  B. The Borrowers have requested, and the Required Lenders have agreed, to amend certain provisions of the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

                  C. Each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1.  Amendments to Credit Agreement.

         (a) Section 1.01 of the Credit Agreement is hereby amended by replacing the words "at least 75%" contained in the definition of the term "Powerscreen Acquisition" set forth therein with the words "more than 50%".

         (b) Section 9.04(h) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                                                                               3
                  "(h) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest, provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto."

                  SECTION 2.  Agreement.

                  The Borrowers hereby agree that, notwithstanding anything to the contrary contained in the Credit Agreement, until the date on which Terex acquires, directly or indirectly, 75% or more of the outstanding shares of Powersceen, Terex will not, directly or indirectly, consummate any Permitted
Acquisition (other than the Powerscreen Acquisition) if, immediately after giving effect thereto, the ratio of (a) the Total Debt of Terex and its Subsidiaries on the date of such acquisition (including all Indebtedness incurred in connection with or resulting from such acquisition that would constitute Total Debt) to (b) the sum of (i) Pro Forma Acquisition EBITDA of the entity acquired pursuant to such acquisition, (ii) Pro Forma Acquisition EBITDA for all other Acquired Persons acquired during the period of four consecutive fiscal quarters most recently ended prior to the date of such acquisition and
(iii) Consolidated EBITDA, in each case for the period of four fiscal quarters most recently ended prior to the date of such acquisition, shall exceed 5.0 to
1.0. The foregoing requirement is in addition to, and not in limitation of, any of the other requirements set forth in the Credit Agreement, including in the definition of the term "Permitted Acquisitions".

                  SECTION 3.  Representations and Warranties.

                  Each of the Borrowers represents and warrants to each other party hereto that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

                  SECTION 4.  Effectiveness.

                  This Amendment shall become effective as of the date first written above on the date that the Administrative Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrowers and the Required Lenders.

                  SECTION 5.  Effect of Amendment.

                  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Swingline Lender, any Issuing Bank, the Collateral Agent or the Administrative Agent, under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

                  SECTION 6.  Counterparts.

                  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.


                  SECTION 7.  Applicable Law.

                  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 8.  Headings.

                  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                        TEREX CORPORATION,

                                       by /s/          Eric I. Cohen
                                                       ----------------

                                          Name: Eric I. Cohen
                                          Title:Senior Vice President

                                       TEREX EQUIPMENT LIMITED,

                                       by /s/          Eric I. Cohen
                                                       -------------

                                          Name: Eric I. Cohen
                                          Title:Director

                                        P.P.M. S.A.,

                                       by /s/          Eric I. Cohen
                                                       -------------

                                          Name: Eric I. Cohen
                                          Title:Director

                                       TEREX MINING (AUSTRALIA) PTY. LTD.,
                                       (f/k/a UNIT RIG (AUSTRALIA) PTY. LTD.),

                                       by /s/          Eric I. Cohen
                                                       -------------

                                          Name: Eric I. Cohen
                                          Title:Director

                                        P.P.M. Sp.A,

                                       by  /s/          Fil Filipov
                                                        -----------

                                          Name: Fil Filipov
                                          Title:President

                                       PICADILLY MASCHINENHANDEL
                                       GMBH & CO. KG,

                                       by  /s/          Eric I. Cohen
                                                        -------------

                                          Name: Eric I. Cohen
                                          Title:Managing Director

                                                              [PG NUMBER]


                                     EACH OF THE FOLLOWING LOAN PARTIES:

                                        THE AMERICAN  CRANE  CORPORATION,
                                        AMIDA INDUSTRIES,  INC., KOEHRING
                                        CRANES,  INC.,  O & K ORENSTEIN &
                                        KOPPEL,  INC.,  PAYHAULER  CORP.,
                                        PPM CRANES,  INC., TEREX AERIALS,
                                        INC.,  TEREX CRANES,  INC., TEREX
                                        MINING EQUIPMENT,  INC., TEREX-RO
                                        CORPORATION,      TEREX-TELELECT,
                                        INC.,

                                     by   /s/          Eric I. Cohen
                                                       -------------

                                        Name: Eric I. Cohen
                                        Title:Director


                                     CREDIT SUISSE FIRST BOSTON,
                                     individually and as Administrative Agent,
                                     Collateral Agent and Swingline Lender,

                                     by  /s/          Bill O'Daly
                                                      -----------
                                        Name: Bill O'Daly
                                        Title:Vice President

                                     by  /s/          Kristin Lepri
                                                      -------------
                                        Name: Kristin Lepri
                                        Title:Associate

                                        ABN AMRO BANK N.V.,

                                        by
                                        /s/                 Donald Sutton
                                                            --------------
                                        Name:        Donald Sutton
                                        Title        Vice President

                                        by
                                        /s/                 John Hennessy
                                                            -------------
                                        Name:         John Hennessy
                                        Title:        Senior Vice President


                                        ALLIANCE CAPITAL FUNDING L.L.C.,
                                        as Assignee,

                                        By:   ALLIANCE CAPITAL MANAGEMENT L.P.,
                                              as Manager,

                                        By:   ALLIANCE CAPITAL MANAGEMENT
                                              CORPORATION, its General Partner,

                                        by
                                        /s/                 Kenneth G. Ostmann
                                                            ------------------
                                        Name:         Kenneth G. Ostmann
                                        Title:        Vice President


                                        ARES LEVERAGED INVESTMENT FUND, L.P.,

                                        By:  ARES MANAGMENT, L.P., its
                                        General Partner,

                                        by
                                        /s/                 David A. Sachs
                                                            --------------
                                        Name:        David A. Sachs
                                        Title:       Vice President


                                        ARES LEVERAGED INVESTMENT FUND II, L.P.,

                                        By:  ARES MANAGMENT II, L.P., its
                                             General Partner,

                                        by
                                        /s/                 David A. Sachs
                                                            --------------
                                        Name:        David A. Sachs
                                        Title:       Vice President

                                        BANKBOSTON, N.A.,

                                        by
                                        /s/              Christopher T. Phelan
                                                         ---------------------
                                        Name:        Christopher T. Phelan
                                        Title:       Vice President


                                        CIBC, INC.,

                                        By:   CIBC WORLD MARKETS CORP.,
                                              as  Agent,

                                        by
                                        /s/                 Ihor Zaluckyj
                                                            -------------
                                        Name:        Ihor Zaluckyj
                                        Title:       Executive Director


                                        THE CIT GROUP/EQUIPMENT FINANCING,

                                        by
                                        /s/                 Eric M. Moore
                                                            -------------
                                        Name:        Eric M. Moore
                                        Title:       Assistant Vice President


                                        DEBT STRATEGIES FUND II, INC.,

                                        by
                                        /s/                 Paul Travers
                                                            ------------
                                        Name:        Paul Travers
                                        Title:       Authorized Signatory


                                        DEUTSCHE FINANCIAL SERVICES CORPORATION,

                                        by
                                        /s/                 Edwin G. Chewning
                                                            -----------------
                                        Name:        Edwin G. Chewning
                                        Title:       Vice President

                         DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES,

                         by
                         /s/                 John R. Morrison
                                             ----------------
                         Name:        John R. Morrison
                         Title        Vice President

                         by
                         /s/                 John W. Sweeney
                                             ---------------
                         Name:         John W. Sweeney
                         Title:        Vice President


                         EATON VANCE INSTITUTIONAL SENIOR LOAN FUND,

                         By:   EATON VANCE MANAGEMENT, as
                         Investment Advisor,

                         by
                         /s/                 Payson F. Swaffield
                                             -------------------
                         Name:        Payson F. Swaffield
                         Title:       Vice President


                         EATON VANCE SENIOR INCOME TRUST,

                         By:   EATON VANCE MANAGEMENT, as
                         Investment Advisor,

                         by
                         /s/                 Payson F. Swaffield
                                             ------------------------
                         Name:        Payson F. Swaffield
                         Title:       Vice President


                         ELC (CAYMAN) LTD. CDO SERIES 1999-I,

                         by
                         /s/                 Thomas M. Finke
                                             ------------------------
                         Name:        Thomas M. Finke
                         Title:       Managing Director


                         ELC (CAYMAN) LTD.,

                         by
                         /s/                 Thomas M. Finke
                                             ------------------------
                         Name:        Thomas M. Finke
                         Title:       Managing Director

                                        FIRST UNION NATIONAL BANK,

                                        by
                                        /s/                 Joel Thomas
                                                  ------------------------
                                        Name:   Joel Thomas
                                        Title:       Vice President


                                        KZH SHOSHONE LLC,

                                        by
                                        /s/                 Peter Chin
                                                  ------------------------
                                        Name:        Peter Chin
                                        Title:       Authorized Agent


                                        MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                        INCOME STRATEGIES PORTFOLIO,

                                        By:   MERRILL LYNCH ASSET
                                        MANAGEMENT, L.P., as Invesment Advisor,

                                        by
                                        /s/                 Paul Travers
                                                  ------------------------
                                        Name:        Paul Travers
                                        Title:       Authorized Signatory


                                        MERRILL LYNCH PRIME RATE PORTFOLIO,

                                        By:   MERRILL LYNCH ASSET
                                        MANAGEMENT, L.P., as Investment
                                        Advisor,

                                        by
                                        /s/                 Paul Travers
                                                  ------------------------
                                        Name:        Paul Travers
                                        Title:       Authorized Signatory


                                        MERRILL LYNCH SENIOR FLOATING
                                        RATE FUND, INC.,

                                        by
                                        /s/                 Paul Travers
                                                  ------------------------
                                        Name:        Paul Travers
                                        Title:       Authorized Signatory

                                        NATIONAL CITY BANK,

                                        by
                                        /s/             Joseph D. Robison
                                                  ------------------------
                                        Name:        Joseph D. Robison
                                        Title:       Vice President


                                        PAM CAPITAL FUNDING, L.P.,

                                        By:   HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                              as Collateral Manager,

                                        by
                                        /s/                Todd Travers
                                                  ------------------------
                                        Name:        Todd Travers
                                        Title:       Senior Portfolio Manager


                                        PAMCO CAYMAN LTD.,

                                        By:   HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                              as  Collateral Manager,

                                        by
                                        /s/                Todd Travers
                                                  ------------------------
                                        Name:        Todd Travers
                                        Title:       Senior Portfolio Manager


                                        SENIOR DEBT PORTFOLIO,

                                        By:   BOSTON MANAGEMENT AND RESEARCH, as
                                              Investment Advisor,

                                        by
                                        /s/                 Scott H. Page
                                                  ------------------------
                                        Name:        Scott H. Page
                                        Title:       Vice President


                                        SENIOR HIGH INCOME PORTFOLIO INC.,

                                        by
                                        /s/                 Paul Travers
                                                  ------------------------
                                        Name:        Paul Travers
                                        Title:       Authorized Signatory